Exhibit 99.1
May 6, 2008
The Frost National Bank
777 Main Street, Suite 500
Fort Worth, Texas 76102
Attention: Mr. John S. Warren

Re:	Amendment to Credit Agreement dated as of January 8, 2008 among Approach Resources, Inc.(“Borrower”), the Frost National Bank and the institutions named therein (“Lenders”) and The Frost National Bank, as Administrative Agent (“Agent”)
Gentlemen:
          Reference is hereby made to that certain Credit Agreement dated as of January 8, 2008 among Approach Resources, Inc., a Delaware corporation (“Borrower”), and each of the financial institutions which is a party thereto or which may from time to time become a party thereto pursuant to the provisions of Section 29 thereof or any successor or permitted assignee thereof (collectively, “Lenders”) and The Frost National Bank, a national banking association, as Administrative Agent (“Agent”) (as amended hereby, the “Loan Agreement”). All capitalized terms herein shall have the meanings ascribed to them in the Loan Agreement.
          Pursuant to this letter amendment (the “Amendment”), Agent, Lenders and Borrower agree, effective as of May 6, 2008, to amend the Loan Agreement according to the terms and provisions set forth below.
          1. Increase to Borrowing Base and Commitment. As of the date hereof, the Borrowing Base and Commitment under the Loan Agreement are increased to $100,000,000.
          2. Ratification by Guarantors. Each Guarantor hereby ratifies and reaffirms all of its obligations under its Guaranty Agreement (the “Guaranty”) of Borrower’s obligations under the Loan Agreement, as amended hereby. Each Guarantor also hereby agrees that nothing in this Amendment shall adversely affect any right or remedy of Lenders under the Guaranty and that the execution and delivery of this Amendment shall in no way change or modify its obligations as guarantor under the Guaranty. Although each Guarantor has been informed by Borrower of the matters set forth in this Amendment and such Guarantor has acknowledged and agreed to the same, such Guarantor understands that Agent has no duty to notify such Guarantor or to seek such Guarantor’s acknowledgment or agreement, and nothing contained herein shall create such a duty as to any transaction hereafter.
          3. Confirmation and Ratification. Except as affected by the provisions set forth herein, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed by all parties. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under the Loan Agreement or the other Loan Documents.

          4. Reference to Loan Agreement. Each of the Loan Agreement and the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement, the Loan Documents and such other documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.
          5. Final Agreement. THE LOAN AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL PROMISSORY NOTES AND OTHER LOAN DOCUMENTS EXECUTED PURSUANT THERETO OR HERETO, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG ANY OF THE PARTIES.
          Please signify your acceptance to the foregoing terms and provisions by executing a copy of this Amendment at the space provided below.

Very truly yours, BORROWER: APPROACH RESOURCES INC., a Delaware corporation
By:	/s/ J. Ross Craft
J. Ross Craft, President and Chief Executive
Officer

GUARANTORS: APPROACH OIL & GAS INC., a Delaware corporation
By:	/s/ J. Ross Craft
J. Ross Craft, President and Chief Executive
Officer

APPROACH OIL & GAS (CANADA), INC., an Alberta, Canada corporation
By:	/s/ J. Ross Craft
J. Ross Craft, President and Chief Executive
Officer

APPROACH RESOURCES I, LP, a Texas limited partnership

By:	Approach Operating, LLC,
a Delaware limited liability company,
its general partner

By:	Approach Resources Inc.,
a Delaware corporation,
its sole member

By:	/s/ J. Ross Craft

J. Ross Craft, President and Chief Executive Officer
ACCEPTED AND AGREED TO
effective as of the date and year
first above written:

AGENT: THE FROST NATIONAL BANK
By:	/s/ John S. Warren
John S. Warren, Senior Vice President
LENDERS:

THE FROST NATIONAL BANK
By:	/s/ John S. Warren
John S. Warren, Senior Vice President

JPMORGAN CHASE BANK, NA
By:	/s/ Elizabeth Pavlas
Elizabeth Pavlas, Vice President